                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2003


                          Discover Card Master Trust I
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



       Delaware                   0-23108                51-0020270
       --------                   -------                ----------
      (State of                 (Commission            (IRS Employer
     Organization)              File Number)         Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                        19720
------------------------------------------                  -----
(Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5. Other Events

         Series 2003-3. On March 21, 2003, the registrant made available to investors a prospectus supplement, dated March 19, 2003, and prospectus, dated March 19, 2003, with respect to the issuance of $900,000,000 aggregate principal amount of Series 2003-3 Floating Rate Class A Credit Card Pass-Through Certificates and $47,369,000 aggregate principal amount of Series 2003-3 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2003-3, to be dated as of March 25, 2003, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as Exhibit 99.


Item 7. Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 99 Prospectus, dated March 19, 2003, and Prospectus Supplement, dated March 19, 2003, with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2003-3.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Discover Card Master Trust I
                                           (Registrant)


                                        By:   Discover Bank
                                              (Originator of the Trust)



Date: March 21, 2003                    By:   /s/ Michael F. Rickert
                                           -------------------------------------
                                           Michael F. Rickert
                                           Vice President, Chief Accounting
                                            Officer and Treasurer



                                     PAGE 3
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                                INDEX TO EXHIBITS

Exhibit        Description                                             Page
-------        -----------                                             ----

99             Prospectus, dated March 19, 2003, and Prospectus         --
               Supplement, dated March 19, 2003, with respect to the Floating Rate Class A Credit Card Pass-Through
               Certificates and the Floating Class B Credit Card
               Pass-Through Certificates of Discover Card Master
               Trust I, Series 2003-3.












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